SECURITIES AND EXCHANGE COMMISSION
                      Washington, D.C. 20549
                            FORM 8-K

                          CURRENT REPORT

  Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

                Date of Report:  March 3, 1997


                    FARMERS NATIONAL BANC CORP.
      (Exact name of registrant as specified in its charter)

                        (Commission File Number)

        Ohio                                                  34-1371693
(State or other jurisdiction of                            (I.R.S. Employer
incorporation or organization)                          Identification Number)


                         20 South Broad Street
                          Canfield, OH  44406

                 (Address of principal executive offices)


                            (330)533-3341
         (Registrants telephone number,including area code)





Item 5.		Other Events.

        On March 24, 1994, and on March 28, 1996, the Shareholders approved an increase in the authorized number of shares available to the Corporation to 2,400,000 shares and 5,000,000 shares respectively. Further, the par value of the Common
Shares of the Corporation was reduced to $2.50 per share and no par value per share respectvely. Both Amendments were adopted and approved by the Shareholders and the Board of Directors in accordance with the Articles of Incorporation, Code of Regulations of the Corporation and Ohio General Corporation Law.
 Due to an administrative error, however, the Certificates of Amendment and the approporate filing fees were not timely filed with the Secretary of the State of Ohio. In response to this matter, the Corporation filed two Certificates of Amendment of the Articles of Incorporation on February 3, 1997. On February
7, 1997, the Secretary of State of Ohio accepted the Certificates of Amendment and filing fees. As a result, prior to February 7, 1997, the Corporation had only 1,200,000 shares authorized by the Secretary of State of Ohio. This matter was rectified with the filing of the Certificates of Amendment.

	As of February 7, 1997, the Corporation had 5,000,000 shares of no par value common stock authorized and there were issued and outstanding 3,311,268 shares of theCorporation's common stock.
There are currently 164,544 Common Shares in the treasury of the Corporation which are being registered with this registration statement. Share amounts have been adjusted to reflect a 2-for-1 stock split declared on December 31, 1996.

Item 7.		Financial Statements, Pro Forma Financial Information
and Exhibits.

		(c)	Exhibits

Exhibit 	4.	Articles of Incorporation


Exhibit         99.1    Certificate of Amendment
                99.2    Certificate of Amendment


Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



                                     Farmers National Banc Corp.
                                     (Registrant)

Date:  March 3, 1997                 /s/Frank L. Paden
                                     Frank L. Paden, President and Secretary





                                                                  EXHIBIT 4.1

                         ARTICLES OF INCORPORATION
                                    OF

                         FARMERS NATIONAL BANC CORP.



	The undersigned incorporators, acting as the incorporators of Farmers National Banc Corp., under the Ohio General Corporation laws (ORC 1701.01-99), hereby adopt the following Articles of Incorporation for such corporation:

                                 ARTICLE I



	The name of the corporation is Farmers National Banc Corp.

                                ARTICLE II.

	The place in the State of Ohio where the principal office of the corporation is to be located is in the City of Canfield, County of Mahoning.

                               ARTICLE III



	The purpose for which the corporation is formed is to engage in any lawful act or activity for which corporations nay be formed under the Ohio General Corporation Laws (ORC Sections 1701.01 et seq.).

                               ARTICLE IV



	The aggregate number of common shares which the corporation shall have the authority to issue is Five Million (5,000,000) shares each of no ($0.00) par value. The total number of authorized and outstanding shares of common stock shall be changed from time to time to reflect economic conditions of the corporation and business opportunities available to the shareholders of the corporation. Shares of the authorized and outstanding common stock may be redeemed by the corporation at a regularly or specially called meeting for said purpose. Furthermore, the corporation, through its Board of Directors, shall have the power to purchase, hold, sell, and transfer the shares of its own capital stock provided that it does not use its funds or property for the purchase of its own shares of capital stock when such use will cause any impairment of its capital, except where otherwise permitted by law, and provided further that shares of its own capital stock belonging to it are not voited upon directly or indirectly.

                               ARTICLE V



	The amount of stated capital with which the corporation will commence business is at least One Thousand Dollars ($1,000.00).

                              ARTICLE VI



	The Board of Directors of the corporation is hereby authorized to fix and determine and to vary the amount of working capital or the corporation, to determine whether any and, if any, what part of its surplus, however created or arising, shall be used or disposed of or declared in dividends or paid to shareholders, and without action by the shareholders, to use and apply such surplus or any part thereof at any time or from time to time in the purchase or acquisition of shares of any class, voting trust certificates for shares, bonds, debentures, notes, script, warrants, obligations, evidences of indebtedness of the corporation or other securities of the corporation, to such extent or amount and in such manner and upon such terms as the Board of Directors of the corporation shall deem expedient to the extent not prohibited by law.

                             ARTICLE VII



	Each officer, director or member of any committee designated by the Board of Directors of the corporation shall, in the performance of his duties, be fully protected in relying in good faith upon the books of accounts or reports made to the corporation by any of its officers or employees or by an independent public accountant or by an appraiser selected with reasonable care by the Board of Directors of the corporation or by any such committee or in relying in good faith upon other records of the corporation.

                            ARTICLE VIII



	The number of directors constituting the Board of Directors is nine (9), and the names and addresses of the persons who are to serve as directors until the annual meeting of shareholders or until their successors are elected and shall qualify are:

   Richard L. Calvin                               John Holowach
   P.O. Box 88                                     2081 Canfield Road
   Canfield, Ohio 44406                            Youngstown, Ohio  44511

   James Centofanti                                Joseph O. Lane
   8943 Knauf Road                                 1350 Niles Canf Rd.
   Canfield, Ohio 44406                            Mineral Ridge, Ohio  44440

   Fred A. Coope                                   Rollin F. Schreiber
   17 Court Street                                 P.O. Box 65
   Canfield, Ohio 44406                            North Jackson, Ohio  44491

   William D. Stewart                              Myron R. Williams
   248 Bradford Drive                              P.O. Box 74
   Canfield, Ohio  44406                           Canfield, Ohio  44406

   David W. Yeany
   740 Squirrel Hill
   Youngstown, Ohio



After the terms of the initial Board of Directors, the Board shall consist of such number of directors as shall be fixed and determined by the Code of Regulations of the corporation.

                              ARTICLE IX



        The names  and addresses of the incorporators of Farmers
National Banc Corp are:

   Rollin F. Schreiber                             Myron R. Williams
   P.O. Box 65                                     147 Court Street
   North Jackson, Ohio 44451                       Canfield, Ohio  44406

   John Holowach                                   William D. Stewart
   2081 Canfield Road                              248 Bradford Drive
   Youngstown, Ohio 44511                          Canfield, Ohio  44406

   Joseph 0. Lane
   50 South Main Street
   Mineral Ridge, Ohio 44440


                               ARTICLE X



        A. In the absence of fraud, no contract or other transaction between the corporation and any other person, corporation, firm, syndicate,  association,  partnership,  or joint venture shall be wholly or partially invalidated or otherwise affected by
reason of the fact that one or more of the directors of the
corporation are or become directors or officers of such other corporation, firm, syndicate or association, or members of such partnership or joint venture,  or  are  pecuniarily  or
otherwise  interested  in  such contract or transaction,
provided, that the fact such director or directors of the
corporation are so situated or so interested or both, shall be disclosed or shall have been known to the Board or Directors of
the corporation.   Any director or directors of the corporation
who is (are) also a director or officer of such other corporation, firm, syndicate or association, or a member of such partnership, or joint venture, or is pecuniarily or otherwise interested in such contract or transaction, may be counted for the purpose of determining the existence of a quorum at any meeting of the Board of Directors which shall authorize any such contract or transaction and, in the absence of fraud, and as long as he acts in good faith, any such director may vote thereat to authorize any such contract or transaction with like force and effect as if he were not a director of officer of such corporation, firm, syndicate or association, or a member of such partnership or joint venture, or pecuniarily or otherwise interested in such contract or transaction.

        B. The corporation shall have power to, and may (in addition to such other power conferred by law) indemnify any shareholder, officer, or director of the corporation who was or is a party or is threatened  to  be made  a party to any threatened,  pending or completed action, suit or proceeding, whether civil,
administrative or investigative,  by reason of the fact that he is or was a director  of  this  corporation,  or any corporation
 (hereinafter referred to as "subsidiary corporation") of which more than 50 per cent of the issued and outstanding shares of common stock was or is owned by the corporation at the tine such person was or is serving as such director of the subsidiary
corporation," against expenses (including those reasonably
incurred by him) in connection with  such action, suit and
proceeding if the principal issue of such action,  suit or
proceeding involved or involves a contract or transaction by and between the corporation and such "subsidiary corporation" and if he acted in good faith and in a manner he reasonably believed to be in or not opposed to the best interests of the "subsidiary
corporation".   Any indemnification as above provided  (unless
ordered by a court) shall be made by the corporation only as authorized in the specific case upon a determination that indemnification is proper in the circumstances because the standard of conduct set forth above has been met. Such determination shall be made (a) by the Board of Directors by a majority vote of a quorum consisting of directors who were not parties to such action, suit or proceeding; or (b) if such a quorum is not obtainable, or even if obtainable, if a majority vote of a quorum of disinterested directors so directs, by independent legal counsel in a written opinion, or (c) by a majority of a quorum of the shareholders of the corporation consisting of shareholders who were not parties to such action, suit or proceeding.

                             ARTICLE XI



	The Board of Directors, by resolution adopted by a majority of the full Board of Directors, may designate from among its members an Executive Committee, which committee shall have and may exercise, to the extent provided by law, all of the authority of the Board of Directors in the management of the corporation. The designation of such committee and the delegation thereto of authority shall not operate to relieve the Board of Directors, or any member thereof, of any responsibility imposed upon it or him by law.

                              ARTICLE XII



        Each shareholder shall be entitled to one vote for each share of stock standing in his name on the books of the corporation.
"No shareholder shall have the right to vote cumulatively in the election of Directors."

                             ARTICLE XIII



	Upon the offering or sale for cash of shares of stock of the corporation, each shareholder shall have the right, during a reasonable time, and on reasonable terms fixed by the directors, to purchase such shares in proportion to their respective holdings of shares of the corporation, unless the shares offered or sold are: (a) treasury shares; (b) issued as a share dividend; (c) issued or agreed to be issued for consideration other than money; (d) issued by the Board of Directors; (e) issued or agreed to be issued upon conversion of convertible shares authorized in the Articles' or upon exercise of the conversion rights conferred and authorized by the Board of Directors; (f) offered to shareholders in satisfaction of their pre-emptive rights and not purchased by such shareholders, and thereupon issued and agreed to be issued for a consideration not less than that at which such shares were so offered to such shareholders, less reasonable expenses, compensation or discount paid or allowed for sale, underwriting or purchase of such shares, unless by the affirmative vote or written order of the holders of two-thirds of the shares otherwise entitled to such pre-emptive rights, if pre-emptive rights are restored as to any of such shares not theretofore issued or agreed to be issued; (g) released from pre-emptive rights by the affirmative vote or written consent of the holders of two-thirds of the shares entitled to such preemptive rights. Any such vote or consent shall be entered into the records of the corporation and shall be binding on all shareholders and their transferees for the tine specified in such vote or consent up to but not exceeding one year, and shall protect all persons who within such time acquire The shares or options on or conversion or other rights with respect to the shares so released; (h) released from pre-emptive rights by the affirmative vote or written consent of the holders of a majority of the shares entitled to such pre-emptive rights, for offering and sale, or the grant of options with respect thereto, to any or all employees of The corporation or its subsidiary corporations or to a trustee on their behalf, under a plan adopted or to be adopted by the directors for that purpose.

	The above paragraph notwithstanding, there are no pre-emptive rights when this corporation issues or offers securities in exchange for the outstanding securities of another corporation. Pre-emptive rights apply only to when this corporation sells, or offers for sale, securities for cash.

	There shall be no pre-emptive rights when this corporation issues or offers securities pursuant to the terms of a duly adopted dividend reinvestment plan.

                             ARTICLE XIV



	The Board of Directors of the corporation may authorize any mortgage, deed of trust, pledge, or hypothecation of all or any part of the property of the corporation, real or personal, for the purpose of securing the payment or performance of any contract, note, bond or other obligation of the corporation, by obtaining prior shareholder approval of any and each such mortgage, deed of trust, pledge, or other hypothecation, by the vote or written consent of the holders of 75 per cent of the issued and outstanding common shares of stock of the corporation and 75 per cent or the issued and outstanding preferred shares or other class of shares of the corporation, and not otherwise.

                             ARTICLE XV



     A.	CONTROL SHARE ACQUISITIONS:

     (I)	Requirement of shareholder Approval.   If any person,
partnership, corporation, trust, association or other entity, acting individually, collectively or in concert with a joint or common interest (hereinafter referred to as "acquiring entity") seeks to acquire, directly or indirectly, shares of this corporation which would entitle such acquiring entity, immediately after such acquisition, either directly or indirectly, alone or with others, to exercise or direct the exercise of 10 per cent or more of the voting power of this corporation exerciseable on amendments to these Articles, then such proposed acquisition, including any tender offer, bid, option, solicitation or agreement to purchase, (hereinafter called a "control share acquisition";) shall not be made until after the acquiring entity has obtained prior authorization of the shareholders of this corporation at a special meeting called for that purpose.

	(2)	Notice by Acquiring Entity.   The Board of Directors of
this corporation shall call a special meeting of shareholders to be held within fifty (50) days after the receipt by this
Corporation of  a  statement  from  the  acquiring  entity
delivered  to  this corporation at its principal place of
business in Canfield, Ohio setting forth (i) the identity of the acquiring entity; (ii) the fact that the statement is delivered pursuant to this Article; (iii) the number or shares or this corporation owned directly or indirectly  by  the  acquiring entity;  (iv)  a  description  in reasonable detail of the
price, consideration, number of shares to be acquired, terms and provisions or the proposed control share acquisition;  and  (v)
representations of the acquiring entity, together with a
statement in reasonable detail of the facts on which they are based, that the acquiring entity has received all necessary
regulatory approvals and consents to make such control share acquisition, that the proposed control share acquisition if
consummated, will not be contrary to law, and that the acquiring entity has the financial capacity and cash, securities or other consideration  necessary  to  make  the  proposed  control
share acquisition.   The Board of Directors shall have no
obligation to call such a meeting if it determines in good faith by a vote of at least two-thirds of the entire Board that the proposed control share acquisition is contrary to law or cannot be consummated for financial reasons.

	(3)	Required Vote.   A control share acquisition may not be
made or consummated until the proposed control share acquisition has been approved by the shareholders of this corporation at a special meeting called for such purpose with the necessary vote
as herein prescribed.   If the Board of Directors, by a vote of
at least two-thirds of the entire Board, determines that the proposed control share acquisition will be made to all of this corporation's shareholders at the same time on a uniform and fair basis, for all of the outstanding shares of this corporation, (other than those shares which are already owned by the acquiring entity), then the proposed control share acquisition must be approved by the affirmative vote of the holders of shares of this corporation entitling them to exercise at least a two-thirds majority of the voting power of this corporation exerciseable on amendments to these Articles and by the affirmative vote of the holders of shares of this corporation entitling them to exercise at least a two-thirds majority of such voting power excluding (i) shares which are already owned by the acquiring entity; (ii) shares which the acquiring entity has the right to vote, acquire, or control; and
(iii) shares owned by employees of this corporation who are also directors of this corporation. Unless such a determination is made by the requisite vote of the Board of Directors, the proposed control share acquisition must be approved by the affirmative vote of the holders of shares of this corporation entitling them to exercise at least 80 per cent of the voting power of this corporation exerciseable on amendments to these Articles and by the affirmative vote or the holders of shares of this corporation entitling them to exercise at least
80 per cent of that portion of such voting power excluding (i) the shares which are already owned by the acquiring entity; (ii) shares which the acquiring entity has the right to vote, acquire, or control; and (iii) shares owned by employees of this corporation who are also directors of this corporation.

	(4)	Consummation of Control Share Acquisition.   My such
control share acquisition which is authorized as aforesaid must be consummated in accordance with the terms set forth in the acquiring entity's notice to this corporation within 180 days following such shareholder approval.

        (5)       Violation of Restriction:   Exclusion from Voting.
Any shares acquired in a control share acquisition not authorized as provided herein shall be excluded from voting in any subsequent meeting of the shareholders of this corporation.

        (6) Violation of Restriction: Stop transfer Instructions. The Secretary of this corporation shall direct the transfer agent of shares of the corporation to refuse to transfer shares on the books of this corporation which represent shares acquired in a control share acquisition not authorized as provided herein.

	(7)	Exceptions.  This Section shall not apply to any control
share acquisition consummated in accordance with Section
1701.831 of the Ohio Revised Code on or before the effective date of this amendment to the Articles of Incorporation and thereafter this Article shall not apply if the control share acquisition is consummated in any of the following circumstances:

		(a)	pursuant to a Business Combination effected in
                compliance with Section B of this Article and with the Ohio Revised Code;

		(b)	pursuant to the laws of descent and distribution;

                (c) pursuant to the satisfaction of any pledge or other security interest created in good faith and not for the purpose of circumventing this Section.

	(8)	Relation to section 1701.831 of the Ohio Revised Code.
                Section 1701.831 of the Ohio Revised Code shall not apply to this corporation; provided, however, that if this Article shall be declared illegal or unenforceable, then Section 1701.831 of the Ohio Revised Code shall apply to this corporation.

         B.  BUSINESS COMBINATIONS:

	(1)	Requirement of Shareholder Approval.  No Business
Combination, as hereinafter defined, may be consummated except upon approval by the affirmative vote of the holders of shares of this corporation entitling them to exercise at least 80 per cent of the voting power of this corporation exerciseable on amendments to these Articles; provided, however, that Business Combination which has been approved by a vote of at least two-thirds of the disinterested directors of this corporation, and which has been determined by such directors to be fair and equitable to all the shareholders of this corporation, may be consummated if it has been approved by the affirmative vote of the holders of shares of this corporation entitling them to exercise at least a two-thirds majority of the voting power of this corporation exercisable on amendments to these Articles. A director shall be deemed to be disinterested if immediately prior to the consummation of the Business Combination he is not an affiliate of any of the other parties to the Business Combination. For the purpose of this Section an affiliate shall mean any person controlling, controlled by, or under common control with such other party and shall include any person who owns shares of an acquiring corporation representing ten per cent or more of the voting power of such corporation.

        (2) Definition of Business Combination. A Business Combination shall include:

                  (a)   A merger or consolidation of the corporation;

                  (b) Any sale, lease exchange, transfer or other disposition of all or substantially all the assets of this corporation;

                  (c) The adoption of any plan of liquidation and dissolution of this corporation; and

                  (d) Any reclassification of securities, recapitalization or reorganization which would increase, directly or indirectly, the proportionate equity interest or control by an acquiring entity; but shall not include any such transaction with an entity controlled by this corporation.

	C.	AMENDMENT:

     This Article may only be amended, revised, or repealed and any provision in the other Articles of Incorporation or in the Regulations which are inconsistent with this Article may only be adopted by the affirmative vote of the holders of shares of this corporation entitling them to exercise at least 75 per cent of the voting power of this corporation exerciseable on amendments to these Articles.



		Articles as Amended - last amendment 3/31/88
		Amended:  March 24, 1994
                Amended :  March 28, 1996



                                                                EXHIBIT 99.1


Prescribed by                                             Charter No.   598726
Bob Taft, Secretary of State                              Approved      CR
30 East Broad Street, 14th Floor                          Date   2-3-97
Columbus, Ohio 43266-0418                                 Fee   3035.00
Form SH-AMD                                                       a7020453501





                           CERTIFICATE OF AMENDMENT
             by Shareholders to the Articles of Incorporation

                          FARMERS NATIONAL BANC CORP.
                             (Name of Corporation)





        Frank L. Paden, who is:

[  ] Chairman of the Board	[X] President	[  ] Vice President
(Check one)

of the above named Ohio corporation for profit does hereby certify that: (Check the appropriate box and complete the appropriate statements)



       a meeting of the shareholders was duly called for the purpose of adopting this amendment and held on March 24, 1994 at which meeting a quorum of the shareholders was present in person or by proxy, and by the affirmative vote of the holders of shares entitling them to exercise 75 % of the voting power of the corporation.



       in a writing signed by all of the shareholders who would be entitled to notice of a meeting held for that purpose, the following resolution to amend the articles was adopted:



		(SEE ATTACHED RESOLUTION)



	IN WITNESS WHEREOF, the above named officer, acting for and on the behalf of the corporation, has hereto subscribed his names this 3rd day of February, 1997.





                                                By      /s/  Frank L. Paden
                                                Frank L. Paden, President





	BE IT RESOLVED: that Article IV of the Amended Articles of Incorporation of the Corporation be amended to read in its entirety as follows:

        The aggregate number of common shares which the corporation shall have the authority to issue is Two Million Four Hundred Thousand (2,400,000) shares each of Two Dollars and Fifty Cents ($2.50) par value. The total number of authorized and outstanding shares of common stock shall be changed from time to time to reflect economic conditions of the corporation and business opportunities available to the shareholders of the corporation. Shares of the authorized and outstanding common stock may be redeemed by the corporation at a regularly or specially called meeting for said purpose. Furthermore, the corporation, through its Board of Directors, shall have the power to purchase, hold, sell, and transfer the shares of its own capital stock provided that it does not use its funds or property for the purchase of its own shares of capital stock when such use will cause any impairment of its capital, except where otherwise permitted by law, and provided further that shares of its own capital stock belonging to it are not voted upon directly or indirectly.


                                                                 EXHIBIT 99.2





Prescribed by                                             Charter No.   598726
Bob Taft, Secretary of State                              Approved      CR
30 East Broad Street, 14th Floor                          Date   2-3-97
Columbus, Ohio 43266-0418                                 Fee   6535.00
Form SH-AMD                                                        a7020345101





                           CERTIFICATE OF AMENDMENT
               by Shareholders to the Articles of Incorporation



			FARMERS NATIONAL BANC CORP.
                           (Name of Corporation)





        Frank L. Paden, who is:

[  ] Chairman of the Board	[X] President	[  ] Vice President
(Check one)



of the above named Ohio corporation for profit does hereby certify that: (Check the appropriate box and complete the appropriate statements)



       a meeting of the shareholders was duly called for the purpose of adopting this amendment and held on March 28, 1996 at which meeting a quorum of the shareholders was present in person or by proxy, and by the affirmative vote of the holders of shares entitling them to exercise 75 % of the voting power of the corporation.



       in a writing signed by all of the shareholders who would be entitled to notice of a meeting held for that purpose, the following resolution to amend the articles was adopted:



		(SEE ATTACHED RESOLUTION)



	IN WITNESS WHEREOF, the above named officer, acting for and on the behalf of the corporation, has hereto subscribed his names this 3rd day of February, 1997.





						By 	/s/  Frank L. Paden
                                                Frank L. Paden, President



	BE IT RESOLVED: that Article IV of the Amended Articles of Incorporation of the Corporation be amended to read in its entirety as follows:

	The aggregate number of common shares which the corporation shall have the authority to issue is Five Million (5,000,000) shares each of no ($0.00) par value. The total number of authorized and outstanding shares of common stock shall be changed from time to time to reflect economic conditions of the corporation and business opportunities available to the shareholders of the corporation. Shares of the authorized and outstanding common stock may be redeemed by the corporation at a regularly or specially called meeting for said purpose. Furthermore, the corporation, through its Board of Directors, shall have the power to purchase, hold, sell, and transfer the shares of its own capital stock provided that it does not use its funds or property for the purchase of its own shares of capital stock when such use will cause any impairment of its capital, except where otherwise permitted by law, and provided further that shares of its own capital stock belonging to it are not voted upon directly or indirectly.